SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15,1998


                             FIRST SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                           SPPS FINANCIAL CORPORATION
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-24378                                                  33-0611745
(Commission File Number)                    (IRS Employer Identification No.)

1877 West 2800 South, Unit A, Ogden, Utah                             84401
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (801) 393 5781



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On September 15, 1998, First Scientific, Inc. (formerly SPPS Financial Corporation) (the "Registrant") acquired Linco Industries, Inc., a Utah corporation ("Linco") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of August 10, 1998.

              Pursuant to the Agreement, the Registrant issued 8,798,080 shares of Common Stock in connection with the merger (the "Merger") of Linco with the Registrant's wholly owned Utah subsidiary, Linco Acquisition Corp., and issued 5,201,920 shares to Edward Walker for certain technology rights associated with the business of Linco (Mr. Walker also received 592,862 shares in the Merger). The Registrant effected a five-for-one forward stock split immediately prior to the closing of the Agreement, resulting in 3,333,330 shares outstanding immediately prior to the Closing. Concurrently with the Closing, the Registrant sold 1,269,333 shares for $.75 per share. As a result of the above transaction there are 18,602,663 shares outstanding.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the persons set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Douglas                       President
 Warren(1)                    and Director                               2,371,450                       12.7%

Jerral R.                     Chief Financial Officer
 Pulley(2)                       and Director                            1,000,000                         5.4%

Edward
  Walker(1)                   Director                                   5,794,782                       31.2%

Darrell J.
  Saunders(1)                 Director                                   2,371,450                       12.7%

Peter
 Sundwall(3)                  Director                                     50,000                          .3%

Charles Crittenden(1)                                                    2,371,450                        12.7%

All officers
 and directors
 as a group
 (5 persons)                                                            11,587,682                       62.1%


(1)  Owned jointly with his spouse.
(2) Includes 1,000,000 shares issuable upon exercise of options.
(3)  Includes 50,000 shares issuable upon exercise of options.
                                                  2

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Item 7.       Financial Statements, Pro Forma Financial Information
              and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated August 10, 1998, between the
                                          Registrant, Linco, Linco Acquisition
                            Corp. and Edward Walker.

                         3.      Certificate of Incorporation and Bylaws

                                 3.3      Amendment to Articles of Incorporation
                                         changing name to First Scientific, Inc.
                                          and effecting a forward stock split.


                                                        3

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 1, 1998                                FIRST SCIENTIFIC CORP.



                                                       By: /s/ Douglas Warren
                                                       Douglas Warren
                                                       President



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